UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 2, 2012

(Exact Name of Registrant as Specified in Its Charter)

OHIO

(State or Other Jurisdiction of Incorporation)

001-33653	31-0854434
(Commission File Number)	(IRS Employer Identification No.)

Fifth Third Center
38 Fountain Square Plaza, Cincinnati, Ohio	45263
(Address of Principal Executive Offices)	(Zip Code)

(800) 972-3030

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This report contains statements about Fifth Third Bancorp (“Fifth Third”) that we believe are “forward-looking statements” within the meaning of Sections 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to those described in this prospectus supplement or the documents incorporated by reference herein, including the risk factors set forth in our most recent Annual Report on Form 10-K. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us.

There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third; (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board (“FASB”) or other regulatory agencies; (13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged, including the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”); (14) ability to maintain favorable ratings from rating agencies; (15) fluctuation of Fifth Third’s stock price; (16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (19) effects of accounting or financial results of one or more acquired entities; (20) difficulties from the separation of Vantiv Holding, LLC, formerly Fifth Third Processing Solutions, LLC, from Fifth Third; (21) loss of income from any sale or potential sale of businesses that could have an adverse effect on Fifth Third’s earnings and future growth; (22) ability to secure confidential information through the use of computer systems and telecommunications networks; and (23) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.

You should refer to our periodic and current reports filed with the SEC for further information on other factors which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements. Copies of those filings are available at no cost on the SEC’s Web site at www.sec.gov or on our Web site at www.53.com. We undertake no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this report.

Item 8.01 Other Events

Senior Notes Offering. On March 7, 2012, Fifth Third closed the sale of $500,000,000 of its 3.500% Senior Notes due 2022 (the “Senior Notes Offering”).

On March 2, 2012, Fifth Third entered into an Underwriting Agreement (the “Senior Notes Underwriting Agreement”) with Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, and Morgan Stanley & Co. LLC, as representatives of the several underwriters listed therein (the “Senior Notes Underwriters”) for the sale of $500,000,000 3.500% Senior Notes due March 1, 2022 (the “Senior Notes”). On March 7, 2012, Fifth Third entered into a Supplemental Indenture with Wilmington Trust Company, as Trustee, which modifies the existing Indenture for Senior Debt Securities dated as of April 30, 2008 between Fifth Third and the Trustee. The Supplemental Indenture and the Indenture define the rights of the Senior Notes, which Senior Notes are represented by a Global Security dated as of March 7, 2012.

The Senior Notes Offering is described in Fifth Third’s prospectus supplement dated March 2, 2012, together with the related prospectus dated March 25, 2010, filed with the Securities and Exchange Commission under Rule 424(b) on March 2, 2012.

The Senior Notes Underwriting Agreement, the Supplemental Indenture and the Global Security representing the Senior Notes contain various representations, warranties and agreements by Fifth Third, conditions to closing, indemnification rights and obligations of the parties, and termination provisions. The description of the Senior Notes Underwriting Agreement, the Supplemental Indenture and the Global Security set forth above is qualified in its entirety by reference to the Senior Notes Underwriting Agreement, the Supplemental Indenture and the Global Security, which are filed as Exhibits 1.1, 4.1 and 4.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

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The Fifth Third Bancorp Senior Notes sold in the Senior Notes Offering were registered by Fifth Third pursuant to an automatic shelf registration statement on Form S-3 (SEC File No. 333-165689) filed with the Securities and Exchange Commission on March 25, 2010.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibits below (excluding Exhibit 99.1) relate to Registration Number 333-165689 on Form S-3 of Fifth Third Bancorp and are filed herewith for incorporation by reference in such Registration Statement:

1.1 – Underwriting Agreement dated as of March 2, 2012 between Fifth Third Bancorp and Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, and Morgan Stanley & Co. LLC, as representatives of the several underwriters listed therein.*

4.1 – Second Supplemental Indenture dated as of March 7, 2012 between Fifth Third Bancorp and Wilmington Trust, as Trustee, to the Indenture for Senior Debt Securities dated as of April 30, 2008 between Fifth Third and the Trustee.*

4.2 – Global Security dated as of March 7, 2012 representing Fifth Third Bancorp’s $500,000,000 3.500% Senior Notes due 2022.

5.1 – Opinion of James R. Hubbard, Senior Vice President and Chief Legal Officer, regarding legality of Senior Notes.*

5.2 – Opinion of Graydon Head & Ritchey LLP regarding legality of Senior Notes.*

23.1 – Consent of James R. Hubbard, Senior Vice President and Chief Legal Officer (included in opinion filed as Exhibit 5.1).*

23.2 – Consent of Graydon Head & Ritchey LLP (included in opinion filed as Exhibit 5.2).*

99.1 – Fifth Third Bancorp Press Release dated March 2, 2012 (solely “furnished” and not “filed” for purposes of the Securities Exchange Act of 1934, as amended).*

*	Previously filed with the initial Form 8-K to which this Amendment relates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIFTH THIRD BANCORP
(Registrant)

March 7, 2012	/s/ DANIEL T. POSTON
Daniel T. Poston
Executive Vice President and Chief Financial Officer